SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2000

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2000, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2000-S4)


                 Residential Funding Mortgage Securities I, Inc.
    -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-57481             75-2006294
----------------------              ---------             ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                            55437
 ----------------------                            -----
 (Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



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Item 5. Other Events.

        The consolidated balance statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ending December 31, 1998, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                             Item 601(a) of
                             Regulation S-K

Exhibit No.                  Exhibit No.           Description

1                            23                    Consent of
                                                   PricewaterhouseCoopers LLP,
                                                   independent auditors of
                                                   Financial Security Assurance
                                                   Inc. with respect to the
                                                   Residential Funding Mortgage
                                                   Securities I, Inc. Mortgage
                                                   Pass-Through Certificates,
                                                   Series 2000-S4


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By:    /s/ Randy Van Zee
                                            Name:   Randy Van Zee
                                            Title:  Vice President

Dated: March 23, 2000



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                                  EXHIBIT INDEX


               Item 601(a) of                                    Sequentially
Exhibit        Regulation S-K                                    Numbered
Number         Exhibit No.                  Description          Page

1                23                    Accountant's Consent


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                                    EXHIBIT 1


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of Residential Funding Mortgage Securities I, Inc. relating to the Mortgage Pass-Through Certificates, Series 2000-S4 of our report dated January 26, 1999 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts".

                                                   /s/PricewaterhouseCoopers LLP
                                                   PricewaterhouseCoopers LLP

March 23, 2000


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